UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE
In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ A. Bradley Gabbard	March 3, 2010
Signature of Authorized Individual*	Date

A. Bradley Gabbard	VP – Special Projects
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR-1

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH – ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES					(SEE ATTACHMENT)
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED                                                                                                                     (SEE ATTACHMENT)
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

MOR-1: Schedule A-1

PNG Ventures, Inc. (Consolidated)
Projected Cash Flow--Chapter 11 Operations
March 3, 2010

	September '09	October '09	Nov '09	Dec '09	Jan '10	Inception to	September '09	October '09	Nov '09	Dec '09	Jan '10	Inception to
Cash Flow Projection:	Projected	Projected	Projected	Projected	Projected	Date Budget	Actual	Actual	Actual	Actual	Actual	Date Actual

Revenues:
Revenue Receivable Collections	1,319,865	1,249,865	1,438,530	1,586,800	1,671,867	7,266,927	1,253,577	1,300,867	1,516,957	1,550,620	1,729,537	7,351,558
Other	-	-	-	-	-	-	-	-	-	-	-	-
Net Proceeds--Greenfield Facility	(59,500)	160,366	126,029	72,307	419,320	718,522	69,017	(270,385)	(119,216)	459,566	(50,441)	88,541
Total Cash Collections	1,260,365	1,410,231	1,564,559	1,659,107	2,091,187	7,985,449	1,322,594	1,030,482	1,397,741	2,010,186	1,679,096	7,440,099

Cost of Sales:
Natural Gas Purchases	528,030	718,876	753,835	855,486	1,312,667	4,168,894	645,000	697,408	688,044	1,088,988	995,290	4,114,730
Freight/Transportation	228,500	228,500	239,700	260,500	260,000	1,217,200	160,514	313,448	265,788	304,374	282,290	1,326,414
Other	17,000	17,000	17,000	17,000	5,667	73,667	-	-	-	-	-	-
Total Cost of Sales	773,530	964,376	1,010,535	1,132,986	1,578,334	5,459,761	805,514	1,010,856	953,832	1,393,362	1,277,580	5,441,144
Gross Margin Collected	486,835	445,855	554,024	526,121	512,853	2,525,688	517,080	19,626	443,909	616,824	401,516	1,998,955

Operating Expenses:
Payroll and other Compensation	185,000	175,000	175,000	175,000	250,000	960,000	165,008	181,496	177,693	277,368	174,189	975,754
All Other Operating Expenses	226,317	226,317	241,317	226,317	244,317	1,164,585	274,758	230,318	202,554	277,401	211,241	1,196,272
	411,317	401,317	416,317	401,317	494,317	2,124,585	439,766	411,814	380,247	554,769	385,430	2,172,026

Cash Flow From Operations	75,518	44,538	137,707	124,804	18,536	401,103	77,314	(392,188)	63,662	62,055	16,086	(173,071)

Debt Service Expense:
Greenfield Interest Factor	(16,641)	(17,818)	(21,160)	(23,473)	(29,209)	(108,301)	(22,940)	(17,843)	(13,930)	(20,457)	(14,640)	(89,810)
Other Greenfield Administration	(3,335)	(3,333)	(3,333)	(3,333)	(3,333)	(16,667)	-	-	-	(12,000)	(4,000)	(16,000)
Total Debt Service Expense	(19,976)	(21,151)	(24,493)	(26,806)	(32,542)	(124,968)	(22,940)	(17,843)	(13,930)	(32,457)	(18,640)	(105,810)

Chapter 11 Expenses:
El Paso (Critical Vendor Payment)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(125,000)	-	(50,000)	(25,000)	(25,000)	(25,000)	(125,000)
Debtors' Counsel (Fox Rothschild) Fees/Costs	-	(75,000)	(75,000)	(75,000)	(75,000)	(300,000)	-	-	-	-	(50,000)	(50,000)
Debtors' Financial Advisor (NHB) Fees/Costs	-	(20,000)	(30,000)			(50,000)	-	-	-	(21,109)	(21,109)	(42,218)
US Trustee Fees	-	(1,500)	-	(6,500)	-	(8,000)	-	(6,500)	-	-	(12,675)	(19,175)
Creditors Committee Professional Fees/Costs		-	(50,000)	(50,000)	(50,000)	(150,000)			-	-	-	-
Noticing Claims/agent's fees/notices	-	(19,500)	(7,500)	(7,500)	-	(34,500)	-	(11,625)	-	(7,218)	-	(18,843)
DIP Financing Legal Fees		(30,000)	(10,000)			(40,000)		(12,440)	(19,995)	(14,462)	-	(46,897)
Other Expenses				-	-	-						-
Total Chapter 11 Expenses	(25,000)	(171,000)	(197,500)	(164,000)	(150,000)	(707,500)	-	(80,565)	(44,995)	(67,789)	(108,784)	(302,133)

Other Cash Flow Items:
Capital Expenses/Changes in WC, Other	204,197			(50,000)	(50,000)	104,197	51,679	122,915	49,259	4,575	5,205	233,633
Total Other	204,197	-	-	(50,000)	(50,000)	104,197	51,679	122,915	49,259	4,575	5,205	233,633

Net Cash Flow	234,739	(147,613)	(84,286)	(116,002)	(214,006)	(327,168)	106,053	(367,681)	53,996	(33,616)	(106,133)	(347,381)

Cash Balance at End of Period	499,182	351,569	267,283	151,281	(62,725)	(62,725)	581,391	213,710	267,706	234,090	127,957	127,957

MOR-1: Schedule A-2

Projected Cash Flow--Chapter 11 Operations
March 3, 2010

	September '09	October '09	Nov '09	Dec '09	Jan '10
	Actual	Actual	Actual	Actual	Actual
Accounts Receivables Analysis:
Balance at Beginning of Period	998,877	1,118,738	1,355,652	1,182,671	1,509,296
Collections	(1,148,599)	(1,154,789)	(1,423,141)	(1,285,182)	(1,619,081)
Billings	1,268,460	1,391,703	1,250,160	1,611,807	1,802,831
Balance at End of Period	1,118,738	1,355,652	1,182,671	1,509,296	1,693,046
Greenfield debt as % of Receivables	60.00%	29.57%	23.81%	49.11%	40.80%

Greenfield Debt Schedule
Balance at Beginning of Period	579,280	671,237	400,851	281,635	741,201
Advances	1,168,853	854,121	1,270,000	1,697,829	1,550,000
Interest and Account Fees	22,940	17,843	13,930	32,457	18,640
Legal Fees (admin expense)	-	12,440	19,995	14,462	-
Repayments	(1,099,836)	(1,154,789)	(1,423,141)	(1,285,182)	(1,619,081)
Balance at End of Period	671,237	400,852	281,635	741,201	690,760

					Jan '10
Analysis of Total Expenditures by Debtor:					Actual
PNG Ventures, Inc.					-
Applied LNG					1,704,718
Fleet Star, Inc.					44,858
Arizona LNG					40,858
Earth Leasing					-
New Earth LNG					-
Total Expenditures					1,790,434

Total Expenditures Check Total					1,790,434

					-

Analysis of Accounts Receivable Collections:
Applied LNG Collections--Greenfield		1,154,789	1,423,141	1,285,182	1,619,081
Applied LNG Collections--Direct Deposits		-	-	-	-
Total Applied Collections		1,154,789	1,423,141	1,285,182	1,619,081
Fleet Star Collections		146,078	93,816	110,456	110,456
Total Accounts Receivable Collections		1,300,867	1,516,957	1,395,638	1,729,537

MOR-1a

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)			(See Attachments)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

MOR-1b

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Logan & Company								18843

Nachman Hayes	9-Dec	21109	Applied LNG	2273	10-Jan	21109		42218

Greenfield Commercial								46898

US Trustee	4th Qtr 2009	12675	Applied LNG	2242-49	10-Jan	12675		19175

Fox Rothschild	4th Qtr 2009	50000	Applied LNG	WT	10-Jan	50000		50000

MOR-2

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions	(SEE ATTACHMENTS)
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses

OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-2: Schedule A

PNG Ventures Inc
Income Statement
Confidential - Unaudited
JANUARY 31, 2010
	APPLIED LNG TECHNOLOGIES	NEW EARTH LNG	EARTH LEASING	FLEET STAR	ARIZONA LNG	STRUCTURE CHANGE ENTITY	ELIMINATION	CONSOLIDATION	PNG	FINAL CONSOLIDATION
	Jan10	Jan10		Jan10	Jan10				Jan10	Jan10
Revenue
601010 - Rev - Fuel Sales - B100(Nonblend)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
601020 - Rev - Fuel Sales - Diesel	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601030 - Rev - Fuel Sales - Ethanol	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601040 - Rev - Fuel Sales - Other	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601070 - Rev - Misc. Income	$400.00	$0.00	$0.00	$0.00	$0.00		$0.00	$400.00	$0.00	$400.00
601080 - Rev - Freight Income	$277,657.36	$0.00	$0.00	$0.00	$0.00		$0.00	$277,657.36	$0.00	$277,657.36
601160 - Rev - LNG Fuel	$1,590,579.23	$0.00	$0.00	$34,325.97	$589,081.92		$(589,081.92)	$1,624,905.20	$0.00	$1,624,905.20
601180 - Equity Earnings	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601190 - Rev -Leased Equipment	$18,650.00	$0.00	$0.00	$0.00	$0.00		$0.00	$18,650.00	$0.00	$18,650.00
601210 - Rev - Maintenance & Service Revenue	$14,000.00	$0.00	$0.00	$0.00	$10,000.00		$(10,000.00)	$14,000.00	$0.00	$14,000.00
601220 - Alt Fuel Eq Lease - Storage	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601230 - Alt Fuel Eq Lease - Fuel Disp	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601240 - Rev - MORT	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601250 - Rev - FET Credit	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601260 - Rev - Trip/Hourly Charge	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
601270 - Rev - CNG Sales	$0.00	$0.00	$0.00	$79,842.20	$0.00		$0.00	$79,842.20	$0.00	$79,842.20
Total Revenue	$1,901,286.59	$0.00	$0.00	$114,168.17	$599,081.92	$0.00	$(599,081.92)	$2,015,454.76	$0.00	$2,015,454.76

Cost of Goods Sold
701010 - COS - Fuel -B100	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701050 - COS - Store Exp	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701060 - COS- Chemicals	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701160 - COS - Misc expense	$10,000.00	$0.00	$0.00	$0.00	$0.00		$(10,000.00)	$0.00	$0.00	$0.00
701170 - COS - Fuel	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701200 - COS - Freight Exp	$271,319.25	$0.00	$0.00	$0.00	$0.00		$0.00	$271,319.25	$0.00	$271,319.25
701240 - COS - LNG	$577,562.88	$0.00	$0.00	$107,358.32	$0.00		$(589,081.92)	$95,839.28	$0.00	$95,839.28
701250 - COS - LNG Prod Loss	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701290 - COS - Leased Equip	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701350 - COS - CNG Purchases	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701360 - COS - Gas Hedge	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701370 - COS - Feedstock Gas Imbalance	$0.00	$0.00	$0.00	$0.00	$(15,823.99)		$0.00	$(15,823.99)	$0.00	$(15,823.99)
701380 - COS - Inventory Adjustment	$0.00	$0.00	$0.00	$0.00	$(890.44)		$0.00	$(890.44)	$0.00	$(890.44)
701390 - COS - Feed Gas - Fees	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701400 - COS - Feed Gas - Commodity	$0.00	$0.00	$0.00	$0.00	$1,151,302.81		$0.00	$1,151,302.81	$0.00	$1,151,302.81
701410 - COS - Plant OH	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
701420 - COS - Feed Gas - Transport	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
Total Cost of Goods Sold	$858,882.13	$0.00	$0.00	$107,358.32	$1,134,588.38	$0.00	$(599,081.92)	$1,501,746.91	$0.00	$1,501,746.91

Gross Profit	$1,042,404.46	$0.00	$0.00	$6,809.85	$(535,506.46)	$0.00	$0.00	$513,707.85	$0.00	$513,707.85

General and Administrative Expense

Employee Compensation
Payroll
801010 - Pyrll Exp - Salaries - Office	$112,652.60	$0.00	$0.00	$0.00	$28,578.62		$0.00	$141,231.22	$0.00	$141,231.22
801030 - Pyrll Exp - Hourly	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
801040 - Pyrll Exp - Ovretime	$5,314.20	$0.00	$0.00	$0.00	$7,057.07		$0.00	$12,371.27	$0.00	$12,371.27
801060 - Pyrll Exp - Contract Labor	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
801070 - Pyrll Exp - Misc Other	$(20,339.42)	$0.00	$0.00	$0.00	$(4,986.27)		$0.00	$(25,325.69)	$0.00	$(25,325.69)
801130 - Pyrll Exp - Misc Pyrll	$101.24	$0.00	$0.00	$0.00	$144.27		$0.00	$245.51	$0.00	$245.51
801140 - Pyrll Directors Compensation	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
				$0.00
Total Payroll	$97,728.62	$0.00	$0.00	$0.00	$30,793.69	$0.00	$0.00	$128,522.31	$0.00	$128,522.31

Payroll Taxes
801080 - Pyrll Exp - Fed Taxes Soc Sec	$4,234.30	$0.00	$0.00	$0.00	$1,289.63		$0.00	$5,523.93	$0.00	$5,523.93
801090 - Pyrll Exp - Fed Taxes - Medcre	$990.27	$0.00	$0.00	$0.00	$301.60		$0.00	$1,291.87	$0.00	$1,291.87
801100 - Pyrll Exp - Fed Taxes - Unemp	$537.77	$0.00	$0.00	$0.00	$223.66		$0.00	$761.43	$0.00	$761.43
801110 - Pyrll Exp - St Taxes - Unemp	$2,133.52	$0.00	$0.00	$0.00	$559.12		$0.00	$2,692.64	$0.00	$2,692.64
801120 - Pyrll Exp - St Taxes - wages	$-578.64	$0.00	$0.00	$0.00	$-383.54		$0.00	$-962.18	$0.00	$-962.18
801160 - Pyrll Exp Taxes - Fed Wages	$-5,140.16	$0.00	$0.00	$0.00	$-1,238.38		$0.00	$-6,378.54	$0.00	$-6,378.54
	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
Total Payroll Taxes	$2,177.06	$0.00	$0.00	$0.00	$752.09	$0.00	$0.00	$2,929.15	$0.00	$2,929.15

Total Employee Compensation	$99,905.68	$0.00	$0.00	$0.00	$31,545.78	$0.00	$0.00	$131,451.46	$0.00	$131,451.46

741070 - Lease Exp	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
751010 - Depr Exp - Op Equipment	$1,090.36	$0.00	$0.00	$195.48	$207,842.88	$0.00	$0.00	$209,128.72	$0.00	$209,128.72
761010 - Depletion	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
771010 - Amortization	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Office Expense
811010 - Office Exp - Off Rent	3,331.26	0.00	0.00	0.00	0.00	0.00	0.00	3,331.26	0.00	3,331.26
811020 - Office Exp - Equip Rent	973.75	0.00	0.00	0.00	0.00		0.00	973.75	0.00	973.75
811030 - Office Exp - Tel & Fax	1,832.80	0.00	0.00	0.00	1,952.60		0.00	3,785.40	0.00	3,785.40
811040 - Office Exp - Utilities	961.87	0.00	0.00	752.77	0.00		0.00	1,714.64	0.00	1,714.64
811060 - Office Exp - Cmptr & Soft Sup	3,210.85	0.00	0.00	0.00	1,291.86		0.00	4,502.71	0.00	4,502.71
811070 - Office Exp - Off Supp	1,583.50	0.00	0.00	435.00	168.02		0.00	2,186.52	0.00	2,186.52
811080 - Office Exp - Other Off Exp	453.08	0.00	0.00	0.00	98.17		0.00	551.25	0.00	551.25
811090 - Office Exp - Postage & Ship	746.43	0.00	0.00	0.00	6.32		0.00	752.75	0.00	752.75
811100 - Office Exp - Print & Repro	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00
811200 - Office Exp - IT Services	3,425.21	0.00	0.00	0.00	0.00		0.00	3,425.21	0.00	3,425.21
Total Office Expense	16,518.75	0.00	0.00	1,844.17	3,516.97	0.00	0.00	21,879.89	0.00	21,879.89

Insurance Expense
721010 - Insur Exp - Auto	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
721020 - Insur Exp - Medical	11,694.54	0.00	0.00	0.00	5,625.26		0.00	17,319.80	0.00	17,319.80
721030 - Insur Exp - Dental	921.69	0.00	0.00	0.00	444.65		0.00	1,366.34	0.00	1,366.34
721040 - Insur Exp - Wrkrs Comp	9,055.83	0.00	0.00	0.00	(108.00)		0.00	8,947.83	0.00	8,947.83
721050 - Insur Exp - Grp Life,AD&D,LTD,STD	21,566.31	0.00	0.00	0.00	258.20		0.00	21,824.51	0.00	21,824.51
721080 - Insur Exp - General Liab	24,543.42	0.00	0.00	2,226.10	0.00	0.00	0.00	26,769.52	0.00	26,769.52
	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total Insurance Expense	67,781.79	0.00	0.00	2,226.10	6,220.11	0.00	0.00	76,228.00	0.00	76,228.00

Professional Fees
731010 - Prof Fees Exp - Legal	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
731020 - Prof Fees Exp - Acctg	$12,095.74	$0.00	$0.00	$0.00	$0.00		$0.00	$12,095.74	$0.00	$12,095.74
731040 - Prof Fees Exp - Investor Rel	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
731060 - Consulting Fee - Other	$8,420.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$8,420.00	$0.00	$8,420.00
Total Professional Fees	$20,515.74	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$20,515.74	$0.00	$20,515.74

Repairs and Maintenance
741010 - Rep & Maint - Fuel Tstng Exp	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
741020 - Rep & Maint - Bldg	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
741030 - Rep & Maint - Equip	$51,032.46	$0.00	$0.00	$2,400.75	$21,132.86		$0.00	$74,566.07	$0.00	$74,566.07
741040 - Rep & Maint - Autos	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
741050 - Rep & Maint - Other	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
741060 - Plant Ops Exp	$0.00	$0.00	$0.00	$0.00	$16.80	$0.00	$0.00	$16.80	$0.00	$16.80
	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Repairs and Maintenance	$51,032.46	$0.00	$0.00	$2,400.75	$21,149.66	$0.00	$0.00	$74,582.87	$0.00	$74,582.87

Plant/Field Operations
741080 - Equipment Rent	$7,185.60	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$7,185.60	$0.00	$7,185.60
741090 - Equipment Rent - Transp Equip	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
741100 - Operating Supply Exp	$0.00	$0.00	$0.00	$0.00	$275.50	$0.00	$0.00	$275.50	$0.00	$275.50
741110 - Op Supply Exp - Tools, Equip	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
741120 - Facility Rent	$7,500.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$7,500.00	$0.00	$7,500.00
741130 - Plant Operation Services	$0.00	$0.00	$0.00	$0.00	$21,325.46	$0.00	$0.00	$21,325.46	$0.00	$21,325.46
741140 - Field Operations Exp	$1,040.42	$0.00	$0.00	$4,700.80	$0.00	$0.00	$0.00	$5,741.22	$0.00	$5,741.22

Total Plant/Field Operations	$15,726.02	$0.00	$0.00	$4,700.80	$21,600.96	$0.00	$0.00	$42,027.78	$0.00	$42,027.78

Travel & Entertainment
781010 - Trvl and Ent - Air	$2,062.30	$0.00	$0.00	$0.00	$0.00		$0.00	$2,062.30	$0.00	$2,062.30
781020 - Trvl and Ent - Hotel	$3,483.62	$0.00	$0.00	$0.00	$0.00		$0.00	$3,483.62	$0.00	$3,483.62
781030 - Trvl and Ent - Meals & Enter	$1,629.34	$0.00	$0.00	$0.00	$0.00		$0.00	$1,629.34	$0.00	$1,629.34
781040 - Trvl and Ent - Transportation	$9,810.67	$0.00	$0.00	$0.00	$146.60		$0.00	$9,957.27	$0.00	$9,957.27
781060 - Trvl and Ent - Misc.	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
781070 - Trvl and Ent - Relocation	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
		$0.00
Total Travel & Entertainment	$16,985.93	$0.00	$0.00	$0.00	$146.60	$0.00	$0.00	$17,132.53	$0.00	$17,132.53

Taxes
Misc Taxes
791010 - Misc Taxes - Prop Tax	$0.00	$0.00	$0.00	$0.00	$3,500.00		$0.00	$3,500.00	$0.00	$3,500.00
791020 - Misc Taxes - Sales Tax	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
791030 - Misc Taxes - Fuel Tax	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
791040 - Misc Taxes - Other Taxes	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
Total Misc Taxes	$0.00	$0.00	$0.00	$0.00	$3,500.00	$0.00	$0.00	$3,500.00	$0.00	$3,500.00

Marketing
Marketing Expense	$0.00	$0.00		$0.00	$0.00				$0.00
821010 - Mkting Exp - Advertising	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
821020 - Mkting Exp - Promotions	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
821030 - Mkting Exp - Trade Exp	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
821040 - Mkting Exp - Research	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
821050 - Mkting Exp - Commissions	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Marketing Expense	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Other General Expenses
Other General Expenses
831010 - Othr Gen & Admn - Bad Debt Exp	$-1,063.46	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-1,063.46	$0.00	$-1,063.46
831020 - Othr Gen & Admn - Bank Ser Chrg	$501.19	$0.00	$0.00	$1,306.10	$0.00		$0.00	$1,807.29	$0.00	$1,807.29
831030 - Othr Gen & Admn - Late Fees	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
831040 - Othr Gen & Admn - Confer & Semin	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
831050 - Othr Gen & Admn - Dues and Subscr	$16.95	$0.00	$0.00	$0.00	$0.00		$0.00	$16.95	$0.00	$16.95
831060 - Othr Gen & Admn - Lic, fees, perm	$900.90	$0.00	$0.00	$0.00	$0.00		$0.00	$900.90	$0.00	$900.90
831070 - Othr Gen & Admn - Charitable Cntr	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
831080 - Othr Gen & Admn - Security	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
831090 - Othr Gen & Admn - Director Fees	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
831110 - Othr Gen & Admn - Relo Exp	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
831120 - Othr Gen & Admn - Miscellaneous	$280.00	$0.00	$0.00	$0.00	$0.00		$0.00	$280.00	$0.00	$280.00
831130 - Othr Gen & Admn - Payroll Svs	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831140 - Othr Gen & Admn - Recrtng/Excec S	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831160 - Othr Gen & Admn - Trading Expense	$964.44	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$964.44	$0.00	$964.44
831170 - Othr Gen & Admn - Contract Labor	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831180 - Othr Gen & Admn - Training Expense	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831190 - Othr Gen & Admn - Admin Fees	$1,300.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$1,300.00	$0.00	$1,300.00
831200 - Othr Gen & Admn - Sm Bal Write off	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831210 - Othr Gen & Admn - Othr Gn Alloc Chge Out	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831220 - Othr Gen & Admn - Medical Expense	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
831230 - Othr Gen & Admn - Franchise Fees	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total Other General Expenses	$2,900.02	$0.00	$0.00	$1,306.10	$0.00	$0.00	$0.00	$4,206.12	$0.00	$4,206.12

Total General and Administrative Expense	$292,456.75	$0.00	$0.00	$12,673.40	$295,522.96	$0.00	$0.00	$600,653.11	$0.00	$600,653.11

Other Income/Expense	$0.00	$0.00		$0.00	$0.00				$0.00
601170 - Rev - Interest Income - Nonaffil	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
851040 - Oth Inc./Loss - Gain/Loss-Mkt Sec	$-32,079.84	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-32,079.84	$0.00	$-32,079.84
841010 - Interest Exp - Nots Payable int	$-14,640.14	$0.00	$0.00	$0.00	$0.00		$0.00	$-14,640.14	$0.00	$-14,640.14
841020 - Interest Exp - Disc Amortiz.	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
841030 - Interest Exp - Fees Amort.	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
841040 - Interest Expense - Nonaffil	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
841050 - Interest Expense	$0.00	$0.00	$0.00	$0.00	$0.00		$0.00	$0.00	$0.00	$0.00
881010 - Restructuring Cost	$-137,764.37	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-137,764.37	$0.00	$-137,764.37
	$0.00	$0.00		$0.00	$0.00				$0.00
	$0.00	$0.00		$0.00	$0.00				$0.00
Total Other Income (Expense)	$-184,484.35	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$-184,484.35	$0.00	$-184,484.35

Shares issued for compensation
Shares issued for services
Interest Expense
Interest and Share based expense

Pre-Tax Income (Loss)	$565,463.36	$0.00	$0.00	$-5,863.55	$-831,029.42	$0.00	$0.00	$-271,429.61	$0.00	$-271,429.61

% of Revenue	336%	#DIV/0!		-1947%	-72%			-743%	#DIV/0!	-743%

Net Income (Loss)	$565,463.36	$0.00	$0.00	$-5,863.55	$-831,029.42	$0.00	$0.00	$-271,429.61	$0.00	$-271,429.61

EBITDA	$581,193.86	$0.00		$-5,668.07	$-619,686.54			$-44,160.75	$0.00	$-44,160.75

MOR-3

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers	(SEE ATTACHMENTS)
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-3: Schedule A

PNG Ventures Inc
Balance Sheet
Confidential - Unaudited
January 31, 2010
	NEW EARTH LNG	EARTH LEASING	Applied LNG Technologies	Arizona LNG	Fleet Star Inc	Elimination	PNG Venture Inc	PNG Venture Consolidation	PNG Temp Consol	Elimination	PNG Venture Consolidation
CURRENT ASSETS
Cash - Checking/Savings
Total Cash /Savings	$0.00	$0.00	$98,878.17	$12,289.58	$20,106.94	$0.00	$6,682.41	$137,957.10	$0.00	$0.00	$137,957.10

Marketable Securities
Total Marketable Securities	$0.00	$0.00	$138,930.49	$0.00	$0.00	$0.00	$0.00	$138,930.49	$0.00		$138,930.49

Total Cash and Cash Equivalents	$0.00	$0.00	$237,808.66	$12,289.58	$20,106.94	$0.00	$6,682.41	$276,887.59	$0.00	$0.00	$276,887.59

Accounts Receivables
	$0.00		$0.00	$0.00	$0.00		$0.00
Total Accounts Receivable	$0.00		$5,754,376.71	$20,445,939.22	$229,002.88	$(22,578,724.59)	$0.00	$3,850,594.22	$(1,913,547.85)	$0.00	$1,937,046.37

Inventory
Total Inventory	$0.00	$0.00	$41,187.74	$22,010.66	$0.00	$0.00	$0.00	$63,198.40	$0.00		$63,198.40

Prepaid Expense
Total Prepaid Expense	$0.00		$1,592,780.58	$103,308.79	$13,356.72	$0.00	$0.00	$1,709,446.09	$0.00		$1,709,446.09

TOTAL CURRENT ASSETS	$0.00	$0.00	$7,626,153.69	$20,583,548.25	$262,466.54	$(22,578,724.59)	$6,682.41	$5,900,126.30	$(1,913,547.85)		$3,986,578.45

OTHER ASSETS

Fixed Assets
Total Fixed Assets	$5,613.52		$10,309,609.91	$11,871,214.18	$242,550.90	$0.00	$0.00	$22,428,988.51	$15,358,992.88		$37,787,981.39

Accumulated Depreciation
Total Accumulated Depreciation	$-1,591.35		$(8,518,046.30)	$(5,392,253.48)	$(221,048.48)	$0.00	$0.00	$(14,132,939.61)	$10,354,179.88		$(3,778,759.73)

Total Net Fixed Assets	$4,022.17		$1,791,563.61	$6,478,960.70	$21,502.42	$0.00	$0.00	$8,296,048.90	$25,713,172.76		$34,009,221.66

Deposits
Total Deposits	$0.00		$240,450.80	$0.00	$0.00	$0.00	$0.00	$240,450.80	$0.00		$240,450.80

Goodwill
Total Goodwill	$36,159,508.14	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$36,159,508.14	$(35,533,258.14)	$(626,250.00)	$0.00

Total Non-Current Assets	$36,696,739.43	$70,000.00	$82,082,594.33	$9,829,540.63	$2,863,366.42	$(58,194,895.47)	$240,000.00	$73,587,779.24	$(38,470,856.78)	$(867,250.00)	$34,249,672.46

TOTAL ASSETS	$36,696,739.43	$70,000.00	$89,708,748.02	$30,413,088.88	$3,125,832.96	$(80,773,620.06)	$246,682.41	$79,487,905.54	$(40,384,404.63)	$(867,250.00)	$38,236,250.91

LIABILITIES
Current Liabilities
Accounts Payable
Total Accounts Payable	$0.00		$22,286,770.10	$294,202.19	$2,104,560.41	$(22,503,724.59)	$8,563.00	$2,190,371.11	$(50,000.00)		$2,140,371.11

Accruals
Total Accruals	$10,878.00		$1,371,016.06	$57,358.08	$0.00	$0.00	$3,883.42	$1,443,135.56	$0.00		$1,443,135.56

Taxes Payable
Total Fuel Taxes Payable	$0.00		$2,428,433.74	$0.00	$73,544.04	$0.00	$0.00	$2,501,977.78	$(1,818,068.00)		$683,909.78

311160 - Accrued Expenses	$0.00		$10,196.30	$46,563.66	$0.00		$0.00	$56,759.96			$56,759.96

441010 - Other Dbt/Contingencies	$0.00		$1,227,972.00	$0.00	$0.00		$626,250.00	$1,854,222.00	$(1,227,972.00)	$(626,250.00)	$0.00
441020 - Debt Discount	$0.00		$153,289.25	$0.00	$0.00		$2,867.75	$156,157.00	$(156,157.00)		$0.00

Total Current Liabilities	$19,996,338.65	$0.00	$37,206,162.88	$49,052,302.59	$3,132,994.07	$(79,567,981.19)	$969,664.17	$30,789,481.17	$(25,598,054.76)	$(867,250.00)	$4,324,176.41
Long-Term Liabilities

Notes Payable
421010 - N/P - Castlerigg	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421020 - N/P - Evolution	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421030 - N/P - Capital Ventures	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421040 - N/P Sandell Convertible	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421050 - N/P - Cornell Cap Ptnrs	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421060 - N/P - Prtside Gr&Op Fund	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421070 - N/P - Coral Energy	$0.00		$0.00	$1,696,480.05	$0.00		$0.00	$1,696,480.05	$0.00		$1,696,480.05
421080 - N/P - El Paso Nat Gas	$0.00		$0.00	$766,544.23	$0.00		$0.00	$766,544.23	$0.00		$766,544.23
421100 - N/P - Excalibur Lmted Prntshp	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421110 - N/P - Whlhvn Cptl Fnd LTD	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421120 - N/P - Fin Inst - Curr	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421130 - N/P- Fin Inst - L/T	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421140 - N/P - FCC AR Revolver	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421150 - N/P - FCC Term Note	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421160 - N/P - Affiliates - Curr	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421170 - N/P - Affiliates - L/T	$0.00		$0.00	$1,205,638.87	$0.00	$(1,205,638.87)	$0.00	$0.00	$0.00		$0.00
421180 - N/P - Other (Jack B Kelley)	$0.00		$101,500.00	$0.00	$0.00		$59,785.72	$161,285.72	$845,555.00		$1,006,840.72
421190 - LNG Contract Obligation	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00	$0.00		$0.00
421200 - N/P - Sandell	$0.00		$3,438,235.00	$0.00	$0.00		$0.00	$3,438,235.00	$0.00		$3,438,235.00
421220 - N/P - Greenfield AR Revolver	$0.00		$690,760.06	$0.00	$0.00		$0.00	$690,760.06	$0.00		$690,760.06
421230 - N/P - Medley Term Note	$0.00		$36,363,458.33	$0.00	$0.00		$0.00	$36,363,458.33	$0.00		$36,363,458.33
421240 - N/P - Black Forest	$63,000.00		$0.00	$0.00	$0.00		$0.00	$63,000.00	$0.00		$63,000.00
Total Notes Payable	$63,000.00		$40,593,953.39	$3,668,663.15	$0.00	$(1,205,638.87)	$59,785.72	$43,179,763.39	$845,555.00	$0.00	$44,025,318.39

Total Liabilities	$20,059,338.65	$0.00	$77,800,116.27	$52,720,965.74	$3,132,994.07	$(80,773,620.06)	$1,029,449.89	$73,969,244.56	$(24,752,499.76)	$(867,250.00)	$48,349,494.80

STOCKHOLDERS' EQUITY

Earnings Current Period	$0.00	$0.00	$565,463.36	$(831,029.42)	$(5,863.55)		$0.00	$(271,429.61)			$(271,429.61)

Capital Stock
501020 - Stck Equit - Common Stock (PAR)	$0.00		$0.00	$0.00	$0.00		$(1,313.57)	$(1,313.57)	$11,398.00		$10,084.43
501030 - Stck Equit - Add'l Paid in Capit.	$27,765,618.98		$(5,247,423.26)	$22,543,388.49	$10,000.00		$(522,722.86)	$45,237,101.29	$(45,241,016.84)		$(3,915.55)
501070 - Stck Equit - Ret. Earnings CURR	$-7,052,503.20	$70,000.00	$16,590,591.65	$(40,520,235.93)	$(11,297.56)		$(258,731.05)	$(31,869,982.13)	$22,021,998.97		$(9,847,983.16)
501080 - Stck Equit - Ret. Earnings PRIOR	$0.00		$0.00	$0.00	$0.00		$0.00	$0.00			$0.00
Total Capital Stock	$16,637,400.78	$70,000.00	$11,343,168.39	$(21,476,847.44)	$(1,297.56)	$0.00	$(782,767.48)	$5,790,090.59	$(15,631,904.87)	$0.00	$(9,841,814.28)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$36,696,739.43	$70,000.00	$89,708,748.02	$30,413,088.88	$3,125,832.96	$(80,773,620.06)	$246,682.41	$79,487,905.54	$(40,384,404.63)	$(867,250.00)	$38,236,250.91

Balance Check	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

MOR-4

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment		(SEE ATTACHMENT)
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
(Preliminary)

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable – Applied LNG	346871	3927	-1090		9044	358752
Applied LNG Admin. Fees	261642	3951	120370			385963
Accounts Payable – Fleet Star	1105					1105
Accounts Payable – Arizona LNG	41092	0		8202		49294
Sales Taxes Payable – Applied LNG						0
Sales & Excise Taxes Payable – Fleet Star	35000					35000
Property Taxes Payable Arizona LNG	16160		22001		16160	54321
Property Taxes Payable Fleet Star						0
Property Taxes Applied						0
Rent/Leases-Building						0
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Other Accruals – Applied LNG	50971					50971
Other Accruals – AZ LNG	42019					42019
Other Accruals – PNG	8563					8563
Other Professional Fees payable – Applied						0
Total Postpetition Debts	803423	7878	141281	8202	25204	985988

* Over 90 tax amounts are pre-petition taxes to be paid approximately 55 months commencing with confirmation.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* “Insider” is defined in 11 U.S.C. Section 101(31).

MOR-4: Schedule A

Applied LNG--Tax Payments for January 2010

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	25000	25000	0
FICA - Employee	0	7261	7261	0
FICA - Employer	0	7261	7261	0
Unemployment	0	3396	3396	0
Income	0	716	716	0
Other:	0	0	0	0
Total Federal Taxes	0	43634	43634	0
State and Local
Withholding	0	2469	2469	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	2827	2827	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other:	0	386	386	0
Total State and Local	0	5682	5682	0
Total Taxes	0	49316	49316	0

Arizona LNG--Tax Payments for January 2010

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	5962	5962	0
FICA - Employee	0	2176	2176	0
FICA - Employer	0	2176	2176	0
Unemployment	0	1018	1018	0
Income	0	281	281	0
Other:	0	0	0	0
Total Federal Taxes	0	11613	11613	0
State and Local
Withholding	0	1749	1749	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	702	702	0
Real Property	0	0	0	0
Personal Property	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	2451	2451	0
Total Taxes	0	14064	14064	0

** All tax liabilities are paid via payroll service. Amounts were paid by wire transfer on 1/14 and 1/28/10

MOR-5

In re PNG Ventures, Inc.	Case No. 09-13162 (CSS)
Debtor	Reporting Period: January 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging		Amount
0 - 30 days old
31 - 60 days old	(SEE ATTACHMENTS)
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X